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                                                                   EXHIBIT 10.12

                     SECOND AMENDMENT TO THE SECOND AMENDED
                    AND RESTATED GENERAL OPERATING AGREEMENT

         THIS SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED GENERAL OPERATING AGREEMENT, is made this 15th day of April 1994 by and among Clark Material Handling Company ("Clark"), Drexel Industries, Inc. ("Drexel") and Clark Credit Corporation ("Credit").

                              STATEMENT OF PURPOSE

         Clark, Drexel and Credit are parties to that certain Second Amended and Restated General Operating Agreement dated 29 November 1990 (the "Operating Agreement") as amended by that certain First Amendment to the Second Amended and Restated General Operating Agreement dated 30 October 1992 (the "FIRST AMENDMENT") which sets forth the terms and conditions applicable to the financing by Credit of products manufactured or distributed by Clark and/or Drexel. Drexel was an affiliate of Clark but effective 15th April 1994 Drexel has been sold to DAC Acquisition Corp. and is no longer affiliated with Clark. The purpose of this SECOND AMENDMENT is to delete Drexel as a party to the Operating Agreement.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, Clark, Drexel and Credit hereby agree that the Operating Agreement is amended as follows:

         1. Effective 15th April 1994, the FIRST AMENDMENT will terminate and be of no force and effect as if the FIRST AMENDMENT had never been executed, and Drexel will no longer be a party to the Operating Agreement. Notwithstanding the foregoing, (a) the obligations of Drexel pursuant to the FIRST AMENDMENT and (b) the Guaranty of Clark of the obligations of Drexel to Credit arising under the Operating Agreement as provided by Section 5 of the FIRST AMENDMENT, shall, in each case, remain in full force and effect as to all such obligations incurred by Drexel to Credit prior to 15th April 1994. The change of names and references thereto made by the FIRST AMENDMENT from "Chase Manhattan Leasing Company (Michigan), Inc." and "Chase" to "Clark Credit Corporation" and "Credit", respectively, shall also continue.

         2. Except as herein specifically amended, the terms and conditions of the Operating Agreement shall remain unchanged and shall continue in full force and effect.

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         IN WITNESS WHEREOF, Clark, Drexel and Credit have executed this SECOND
AMENDMENT as of the date first set forth above.

                                    CLARK MATERIAL HANDLING COMPANY


                                    By: /s/
                                        ----------------------------------
                                    Title:  Secretary
                                           -------------------------------

                                    DREXEL INDUSTRIES, INC.

                                    By: /s/
                                        ----------------------------------
                                    Title:  Secretary
                                           -------------------------------

                                    CLARK CREDIT CORPORATION

                                    By: /s/
                                        ----------------------------------
                                    Title:  Senior Vice President
                                           -------------------------------


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